UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ___________________


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 28, 2004


                          IMAGISTICS INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     1-16449                  06-1611068
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                         ID Number)


           100 Oakview Drive
          Trumbull, Connecticut                                 06611
(Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (203) 365-7000


                                   Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))


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



Item 2.02. Results of Operations and Financial Condition

     On October 28, 2004, Registrant issued a press release announcing its results of operations for its third fiscal quarter ended September 30, 2004 and certain additional information. A copy of such press release is furnished as
Exhibit 99.1 to this Form 8-K Current Report.

     Exhibit 99.1 includes a financial measure of the Company's sales revenue excluding sales to Pitney Bowes Canada. Management believes this non-GAAP financial measure provides useful information because sales to Pitney Bowes Canada under a reseller agreement are at margins significantly below the margins on the Company's direct customer sales. Management also believes it is useful to analyze sales excluding sales to Pitney Bowes Canada in order to better evaluate the effectiveness of our direct sales and marketing initiatives, and pricing policies. Exhibit 99.1 also contains a measure of the Company's free cash flow, which is defined as net cash provided by operating activities minus capital expenditures, a measure of the Company's Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA). Management believes these non-GAAP financial measures are meaningful to investors in evaluating our ability to meet our future debt requirements and to fund capital expenditures and working capital requirements.

     The information in this report, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities set forth in that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act.


Item 9.01. Financial Statements and Exhibits

     (c)   The following exhibit is furnished as a part of this Form 8-K Current
           Report:

     Exhibit No.                           Description
     -----------                           -----------

        99.1 Press Release of Imagistics International Inc., dated October 28, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 28, 2004                   IMAGISTICS INTERNATIONAL INC.
                                         (Registrant)


                                         By: /s/ MARK S. FLYNN
                                             ---------------------------------
                                         Name:   Mark S. Flynn
                                         Title:  Vice President, General Counsel
                                                 and Secretary